This is filed pursuant to Rule 497(e).
File Nos. 333-120487 and 811-21673.

ALLIANCEBERNSTEIN
   Investments

                                        THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS
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Supplement dated March 13, 2009 to The AllianceBernstein Pooling Portfolios
Prospectus dated December 31, 2008, offering shares of AllianceBernstein International Value Portfolio, AllianceBernstein Short Duration Bond Portfolio, and AllianceBernstein Intermediate Duration Bond Portfolio.

Each of the portfolios listed above are hereinafter referred to as the Portfolios.

                                    * * * * *

The following information supplements certain information in the Prospectus under the heading "Management of the Portfolios - Portfolio Managers."

AllianceBernstein International Value Portfolio
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The management of, and investment decisions for, the Portfolio are currently made by the Adviser's International Value Senior Investment Management Team. Joseph G. Paul now joins Sharon E. Fay, Kevin F. Simms, Henry S. D'Auria, and Eric J. Franco as the Team members with the most significant responsibility for the day-to-day management of the Portfolio. Mr. Paul is a Senior Vice President of the Adviser, with which he has been associated since prior to 2004. He is also currently the Global Head of Diversified Value Services. Previously, he was Chief Investment Officer of Small- and Mid-Capitalization Value Equities from July 2002 until January 2009 and Co-Chief Investment Officer of Global Real Estate Investments from July 2004 until January 2009.

                                    * * * * *

AllianceBernstein Short Duration Bond Portfolio
-----------------------------------------------

The management of, and investment decisions for, the Portfolio are made by the Adviser's U.S. Investment Grade: Liquid Markets/Structured Products Investment Team. Michael S. Canter and Jeffrey S. Phlegar are no longer members of the Team. Paul J. DeNoon, Alison M. Martier, Douglas J. Peebles, and Greg J. Wilensky now join Shawn E. Keegan and Jon P. Denfeld as the Team members with the most significant responsibility for the day-to-day management of the Portfolio. Mr. DeNoon is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2004, and Director of Emerging Market Debt.

                                    * * * * *

AllianceBernstein Intermediate Duration Bond Portfolio
------------------------------------------------------

The management of, and investment decisions for, the Portfolio are currently made by the Adviser's U.S. Investment Grade: Core Fixed-Income Team. Jeffrey S. Phlegar is no longer a member of the Team. Paul J. DeNoon now joins Shawn E. Keegan, Joran Laird, Alison Martier, Douglas J. Peebles, and Greg J. Wilensky as the Team members with the most significant responsibility for the day-to-day management of the Portfolio.

                                    * * * * *


This Supplement should be read in conjunction with the Prospectus for the Portfolios.

You should retain this Supplement with your Prospectus for future reference.

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